Supplement Dated July 11, 2016
To The Prospectus Dated April 25, 2016

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

Sub-Adviser Addition for the JNL Multi-Manager Small Cap Growth Fund

On June 1-3, 2016, the Board of Trustees (the "Board") of the JNL Series Trust (the "Trust") approved the appointment of Chicago Equity Partners, LLC ("CEP") as a sub-adviser for a new strategy, or sleeve, within the JNL Multi-Manager Small Cap Growth Fund (the "Fund").  Effective July 11, 2016, CEP began providing the day-to-day management for a new strategy of the Fund (the "CEP Strategy").  There are no changes to the other sub-advisers who manage additional strategies within the Fund as a result of the appointment of CEP as a sub-adviser to the Fund.  Contract owners will be sent an Information Statement containing additional information regarding the sub-adviser addition for the CEP Strategy within the Fund.  The sub-adviser addition was not subject to shareholder approval.

This Supplement is dated July 11, 2016.